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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 3, 2000


                              Greater Bay Bancorp
             (Exact name of registrant as specified in its charter)



          California                                          77-0387041
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                          identification number)

                        Commission file number:  0-25034

                            2860 West Bayshore Road
                          Palo Alto, California 94303
             (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (650) 813-8200
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Item 5.  Other Events.

     (a) On January 3, 2000, Greater Bay Bancorp (the "Registrant") issued a press release announcing the positive results of the year 2000 rollover, a copy of which is attached hereto as Exhibit 99.1.

     (b) On January 18, 2000, the Registrant issued a press release announcing its 1999 year end earnings, a copy of which is attached hereto as Exhibit 99.2.

     (c) On January 31, 2000 the Registrant consummated its merger with Mt. Diablo Bancshares ("MDB") pursuant to an Agreement and Plan of Reorganization, dated as of September 15, 1999 (the "Agreement"), providing for the merger of MDB with and into the Registrant (the "Merger"). In accordance with the Agreement, former shareholders of MDB received 0.9532 shares of the Registrant's common stock in exchange for each of their shares of MDB common stock. As a result of the Merger, Mt. Diablo National Bank, formerly a wholly owned subsidiary of MDB, became a wholly owned subsidiary of the Registrant. The Merger was accounted for as a pooling of interests.

     The Registrant issued a press release announcing completion of the Merger on February 1, 2000 a copy of which is attached hereto as Exhibit 99.3.

     For a more detailed discussion of the terms and conditions of the Agreement and the Merger, reference is made to the Registrant's Registration Statement on Form S-4 (Registration No. 333-90025) filed with the Securities and Exchange Commission on November 1, 1999, as amended by Amendment No. 1 thereto filed with the Securities and Exchange Commission on November 9, 1999, incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

Exhibits
--------

 2.1 Agreement and Plan of Reorganization, dated as of September 15, 1999, by and between Greater Bay Bancorp and Mt. Diablo Bancshares (incorporated by reference from the Registrant's Current Report on Form 8-K dated September 21, 1999)

99.1    Press Release dated January 3, 2000

99.2    Press Release dated January 19, 2000

99.3    Press Release dated February 1, 2000

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Greater Bay Bancorp
                                      (Registrant)



Dated: February 4, 2000               By:   /s/ Linda M. Iannone
                                            --------------------
                                            Linda M. Iannone
                                            Senior Vice President and General
                                            Counsel

                                       3
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                                 Exhibit Index
                                 -------------

 2.1 Agreement and Plan of Reorganization, dated as of September 15, 1999, by and between Greater Bay Bancorp and Mt. Diablo Bancshares (incorporated by reference from the Registrant's Current Report on Form 8-K dated September 21, 1999)

99.1    Press Release dated January 3, 2000

99.2    Press Release dated January 19, 2000

99.3    Press Release dated February 1, 2000